Exhibit 99.2

Investor Supplement
Third Quarter 2018
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 33.
Caution Regarding Forward-Looking Statements
This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.
Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper with the Securities and Exchange Commission (the “SEC”). No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this 2018 Investor Supplement. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
Third Quarter 2018

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
For Period Ended
Earned Premiums	$1,052.9	$658.1	$609.8	$605.9	$598.2	$582.5	$563.4	$2,320.8	$1,744.1
Net Investment Income	92.0	78.4	79.2	82.6	85.9	77.1	81.6	249.6	244.6
Other Income	37.8	1.2	1.2	1.1	1.0	1.0	0.9	40.2	2.9
Income from Change in Fair Value of Equity Securities	11.0	0.4	0.7	—	—	—	—	12.1	—
Net Investment Gains (Losses)	1.8	3.8	2.1	7.7	5.2	23.8	5.5	7.7	34.5
Total Revenues	$1,195.5	$741.9	$693.0	$697.3	$690.3	$684.4	$651.4	$2,630.4	$2,026.1

Adjusted Consolidated Net Operating Income (Loss) [1]	$104.5	$36.5	$57.5	$31.0	$44.4	$21.0	$(3.9)	$198.5	$61.5
Income (Loss) from Continuing Operations	$92.3	$37.5	$53.6	$35.9	$47.8	$36.6	$(0.4)	$183.4	$84.0
Net Income (Loss)	$92.2	$37.6	$53.8	$36.9	$47.7	$36.6	$(0.3)	$183.6	$84.0

Per Unrestricted Common Share Amounts:
Basic:
Adjusted Consolidated Net Operating Income (Loss) [1]	$1.61	$0.70	$1.11	$0.60	$0.85	$0.41	$(0.08)	$3.53	$1.19
Income (Loss) from Continuing Operations	$1.42	$0.73	$1.03	$0.69	$0.92	$0.71	$(0.01)	$3.26	$1.63
Net Income (Loss)	$1.42	$0.73	$1.03	$0.71	$0.92	$0.71	$(0.01)	$3.26	$1.63
Diluted:
Adjusted Consolidated Net Operating Income (Loss) [1]	$1.59	$0.70	$1.10	$0.60	$0.85	$0.41	$(0.08)	$3.49	$1.19
Income (Loss) from Continuing Operations	$1.40	$0.73	$1.02	$0.69	$0.92	$0.71	$(0.01)	$3.23	$1.62
Net Income (Loss)	$1.40	$0.73	$1.02	$0.71	$0.92	$0.71	$(0.01)	$3.23	$1.62

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72

At Period End
Total Assets	$11,772.6	$8,840.5	$8,371.0	$8,376.2	$8,301.0	$8,211.4	$8,306.8
Insurance Reserves	$5,370.5	$4,603.2	$4,539.4	$4,537.8	$4,478.3	$4,466.7	$4,473.4
Debt	$1,123.7	$951.8	$592.3	$592.3	$592.2	$592.1	$751.8
Shareholders’ Equity	$3,063.8	$2,045.7	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Shareholders’ Equity Excluding Goodwill	$1,972.6	$1,722.7	$1,740.8	$1,792.6	$1,759.4	$1,710.4	$1,660.6
Common Shares Issued and Outstanding (In Millions)	64.738	51.559	51.533	51.462	51.448	51.294	51.295
Book Value Per Share[2]	$47.33	$39.68	$40.05	$41.11	$40.48	$39.64	$38.67
Book Value Per Share Excluding Goodwill[1,2]	$30.47	$33.41	$33.78	$34.83	$34.20	$33.35	$32.37
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$45.22	$36.85	$36.35	$35.57	$35.87	$35.13	$34.81
Debt to Total Capitalization[2]	26.8%	31.8%	22.3%	21.9%	22.1%	22.6%	27.5%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	9.7%	8.5%	8.5%	5.9%	5.7%	2.5%	0.9%

[1] Non-GAAP Measure. See page 33 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Revenues:
Earned Premiums	$1,052.9	$658.1	$609.8	$605.9	$598.2	$582.5	$563.4	$2,320.8	$1,744.1
Net Investment Income	92.0	78.4	79.2	82.6	85.9	77.1	81.6	249.6	244.6
Other Income	37.8	1.2	1.2	1.1	1.0	1.0	0.9	40.2	2.9
Income from Change in Fair Value of Equity Securities	11.0	0.4	0.7	—	—	—	—	12.1	—
Net Realized Gains on Sales of Investments	3.6	3.8	2.6	11.5	8.1	26.4	10.5	10.0	45.0
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(1.8)	—	(0.5)	(3.7)	(2.9)	(2.6)	(5.2)	(2.3)	(10.7)
Portion of Losses Recognized in Other Comprehensive Income	—	—	—	(0.1)	—	—	0.2	—	0.2
Net Impairment Losses Recognized in Earnings	(1.8)	—	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)	(2.3)	(10.5)
Total Revenues	1,195.5	741.9	693.0	697.3	690.3	684.4	651.4	2,630.4	2,026.1
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	757.3	499.5	436.9	472.5	440.1	447.4	477.4	1,693.7	1,364.9
Insurance Expenses	296.0	171.2	160.1	159.1	163.7	163.5	158.0	627.3	485.2
Interest and Other Expenses	61.7	25.7	29.0	21.5	18.2	21.4	19.5	116.4	59.1
Total Expenses	1,115.0	696.4	626.0	653.1	622.0	632.3	654.9	2,437.4	1,909.2
Income (Loss) from Continuing Operations before Income Taxes	80.5	45.5	67.0	44.2	68.3	52.1	(3.5)	193.0	116.9
Income Tax Benefit (Expense)	11.8	(8.0)	(13.4)	(8.3)	(20.5)	(15.5)	3.1	(9.6)	(32.9)
Income (Loss) from Continuing Operations	92.3	37.5	53.6	35.9	47.8	36.6	(0.4)	183.4	84.0
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	(0.2)	0.1	0.3	1.5	(0.1)	—	0.1	0.2	—
Income Tax Expense	0.1	—	(0.1)	(0.5)	—	—	—	—	—
Income (Loss) from Discontinued Operations	(0.1)	0.1	0.2	1.0	(0.1)	—	0.1	0.2	—
Net Income (Loss)	$92.2	$37.6	$53.8	$36.9	$47.7	$36.6	$(0.3)	$183.6	$84.0
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$1.42	$0.73	$1.03	$0.69	$0.92	$0.71	$(0.01)	$3.26	$1.63
Diluted	$1.40	$0.73	$1.02	$0.69	$0.92	$0.71	$(0.01)	$3.23	$1.62
Net Income (Loss) Per Unrestricted Share:
Basic	$1.42	$0.73	$1.03	$0.71	$0.92	$0.71	$(0.01)	$3.26	$1.63
Diluted	$1.40	$0.73	$1.02	$0.71	$0.92	$0.71	$(0.01)	$3.23	$1.62
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	64.580	51.550	51.503	51.456	51.367	51.286	51.273	55.926	51.309

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Sep 30, 2018		Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Assets:
Investments:
Fixed Maturities at Fair Value	$6,108.6		$5,260.3	$5,301.2	$5,382.7	$5,242.8	$5,263.9	$5,240.3
Equity Securities at Fair Value	815.8		514.9	568.2	526.0	512.1	500.0	497.4
Equity Securities at Modified Cost	50.9	—	54.1	59.3	—	—	—	—
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	170.0		170.9	168.8	161.0	160.1	152.8	157.4
Fair Value Option Investments	—		—	—	77.5	77.1	77.0	90.5
Short-term Investments at Cost which Approximates Fair Value	688.5		169.0	188.8	235.5	239.0	129.9	244.6
Other Investments	412.8		411.7	413.0	422.2	420.0	430.0	437.7
Total Investments	8,246.6		6,580.9	6,699.3	6,804.9	6,651.1	6,553.6	6,667.9
Cash	92.8		649.9	115.4	45.7	137.6	160.9	120.0
Receivables from Policyholders	1,029.9		407.5	386.0	366.0	374.8	353.7	347.9
Other Receivables	243.1		189.2	187.9	194.3	182.4	190.1	206.1
Deferred Policy Acquisition Costs	447.4		388.9	378.0	365.3	361.7	348.5	339.9
Goodwill	1,091.2		323.0	323.0	323.0	323.0	323.0	323.0
Current Income Tax Assets	58.1		0.9	—	6.1	0.9	7.4	10.1
Deferred Income Tax Assets	—		10.6	—	—	—	5.4	26.4
Other Assets	563.5		289.6	281.4	270.9	269.5	268.8	265.5
Total Assets	$11,772.6		$8,840.5	$8,371.0	$8,376.2	$8,301.0	$8,211.4	$8,306.8
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,551.4		$3,543.5	$3,534.3	$3,521.0	$3,509.8	$3,499.7	$3,489.0
Property and Casualty	1,819.1		1,059.7	1,005.1	1,016.8	968.5	967.0	984.4
Total Insurance Reserves	5,370.5		4,603.2	4,539.4	4,537.8	4,478.3	4,466.7	4,473.4
Unearned Premiums	1,470.9		723.8	690.2	653.9	672.0	650.5	640.1
Current Income Tax Liabilities	—		—	0.2	—	—	—	—
Deferred Income Tax Liabilities	40.4		—	1.1	14.8	11.9	—	—
Liability for Unrecognized Tax Benefits	4.5		9.2	8.1	8.1	6.8	7.0	6.9
Long-term Debt, Current and Non-current, at Amortized Cost	1,123.7		951.8	592.3	592.3	592.2	592.1	751.8
Accrued Expenses and Other Liabilities	698.8		506.8	475.9	453.7	457.4	461.7	451.0
Total Liabilities	8,708.8		6,794.8	6,307.2	6,260.6	6,218.6	6,178.0	6,323.2
Shareholders’ Equity:
Common Stock	6.5		5.2	5.1	5.1	5.1	5.1	5.1
Paid-in Capital	1,661.3		681.5	676.9	673.1	672.1	666.9	663.7
Retained Earnings	1,365.1		1,289.4	1,264.9	1,243.0	1,218.8	1,184.8	1,160.7
Accumulated Other Comprehensive Income	30.9		69.6	116.9	194.4	186.4	176.6	154.1
Total Shareholders’ Equity	3,063.8		2,045.7	2,063.8	2,115.6	2,082.4	2,033.4	1,983.6
Total Liabilities and Shareholders’ Equity	$11,772.6		$8,840.5	$8,371.0	$8,376.2	$8,301.0	$8,211.4	$8,306.8

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended
	Sep 30, 2018	Sep 30, 2017
Operating Activities:
Net Income	$183.6	$84.0
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Amortization of Intangible Assets Acquired	106.1	3.9
Equity in Earnings of Equity Method Limited Liability Investments	(8.1)	(21.9)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	9.2	15.9
Decrease (Increase) in Value of Fair Value Option Investments Reported in Net Investment Income	—	(0.9)
Decrease (Increase) in Value of Equity Securities at Fair Value	(12.1)	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	6.9	12.8
Net Realized Gains on Sales of Investments	(10.0)	(45.0)
Net Impairment Losses Recognized in Earnings	2.3	10.5
Depreciation of Property and Equipment	12.2	9.8
Increase in Receivables	(102.3)	(27.2)
Increase in Deferred Policy Acquisition Costs	(82.1)	(29.6)
Increase in Insurance Reserves	131.8	71.4
Increase in Unearned Premiums	102.3	53.3
Change in Income Taxes	4.6	27.4
Change in Accrued Expenses and Other Liabilities	(10.5)	(1.5)
Other, Net	11.4	1.6
Net Cash Provided by Operating Activities (Carryforward to page 7)	345.3	164.5

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended
	Sep 30, 2018	Sep 30, 2017
Net Cash Provided by Operating Activities (Carryforward from page 6)	345.3	164.5
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	2,133.7	367.7
Purchases of Fixed Maturities	(1,520.7)	(401.8)
Sales of Equity Securities	186.6	230.3
Purchases of Equity Securities	(344.3)	(233.5)
Return of Investment of Equity Method Limited Liability Investments	7.3	36.3
Acquisitions of Equity Method Limited Liability Investments	(17.4)	(14.5)
Sales of Fair Value Option Investments	—	42.2
Decrease (Increase) in Short-term Investments	(351.6)	40.4
Improvements of Investment Real Estate	(1.0)	(1.3)
Sales of Investment Real Estate	—	26.2
Increase in Other Investments	0.6	(1.3)
Acquisition of Software	(53.9)	(28.8)
Other, Net	4.6	(4.4)
Net Cash Provided (Used) by Investing Activities	(516.7)	50.5
Financing Activities:
Net Proceeds from Issuances of Long-term Debt	249.0	200.2
Repayments of Long-term Debt	—	(360.0)
Dividends and Dividend Equivalents Paid	(40.7)	(37.1)
Proceeds from Advances from FHLB	10.0	—
Cash Exercise of Stock Options	0.7	3.7
Other, Net	(0.5)	0.1
Net Cash Used by Financing Activities	218.5	(193.1)
Increase (Decrease) in Cash	47.1	21.9
Cash, Beginning of Year	45.7	115.7
Cash, End of Period	$92.8	$137.6

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Book Value Per Share
Numerator
Shareholders’ Equity	$3,063.8	$2,045.7	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Less: Goodwill	(1,091.2)	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)
Shareholders’ Equity Excluding Goodwill	$1,972.6	$1,722.7	$1,740.8	$1,792.6	$1,759.4	$1,710.4	$1,660.6
Shareholders’ Equity	$3,063.8	$2,045.7	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Less: Net Unrealized Gains on Fixed Maturities	(136.2)	(145.6)	(190.5)	(285.2)	(237.1)	(231.4)	(198.2)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$2,927.6	$1,900.1	$1,873.3	$1,830.4	$1,845.3	$1,802.0	$1,785.4
Denominator
Common Shares Issued and Outstanding	64.738	51.559	51.533	51.462	51.448	51.294	51.295
Book Value Per Share	$47.33	$39.68	$40.05	$41.11	$40.48	$39.64	$38.67
Book Value Per Share Excluding Goodwill	$30.47	$33.41	$33.78	$34.83	$34.20	$33.35	$32.37
Book Value Per Share Excluding Unrealized on Fixed Maturities	$45.22	$36.85	$36.35	$35.57	$35.87	$35.13	$34.81

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$220.5	$176.0	$175.0	$120.9	$115.2	$51.2	$18.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,274.3	$2,068.2	$2,055.8	$2,038.0	$2,029.6	$2,034.2	$2,035.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	9.7%	8.5%	8.5%	5.9%	5.7%	2.5%	0.9%

Debt and Total Capitalization
Debt	$1,123.7	$951.8	$592.3	$592.3	$592.2	$592.1	$751.8
Shareholders’ Equity	3,063.8	2,045.7	2,063.8	2,115.6	2,082.4	2,033.4	1,983.6
Total Capitalization	$4,187.5	$2,997.5	$2,656.1	$2,707.9	$2,674.6	$2,625.5	$2,735.4
Ratio of Debt to Shareholders’ Equity	36.7%	46.5%	28.7%	28.0%	28.4%	29.1%	37.9%
Ratio of Debt to Total Capitalization	26.8%	31.8%	22.3%	21.9%	22.1%	22.6%	27.5%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$91.3	$708.6	$184.4	$197.3	$188.2	$188.4	$288.2
Borrowings Available Under Credit Agreement	300.0	300.0	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$391.3	$1,008.6	$409.4	$422.3	$413.2	$413.4	$513.2

Capital Returned to Shareholders
Cash Dividends Paid	15.7	12.4	12.5	12.4	12.4	12.4	12.3
Total Capital Returned to Shareholders	$15.7	$12.4	$12.5	$12.4	$12.4	$12.4	$12.3

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Kemper Corporation:
4.35% Senior Notes due February 15, 2025	$448.4	$448.2	$448.1	$448.1	$448.1	$448.0	$247.8
5.0% Senior Notes due September 19, 2022	281.7	—	—	—	—	—	—
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.2	144.2	144.2	144.2	144.1	144.1	144.1
Term Loan due June 29, 2020	249.4	249.4	—	—	—	—	—
Debt Outstanding	$1,123.7	$841.8	$592.3	$592.3	$592.2	$592.1	$751.8

Subsidiary Debt:
Federal Home Loan Bank of Dallas	$—	$55.0	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	10.0	65.0	10.0	—	—	—	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR
Infinity Property and Casualty	A	A3	A-	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$766.7	$416.2	$371.1	$364.3	$353.0	$339.1	$320.7	$1,554.0	$1,012.8
Homeowners	62.5	62.2	61.8	65.2	66.7	66.6	66.3	186.5	199.6
Other Personal	10.1	10.2	10.1	10.5	10.7	10.8	10.7	30.4	32.2
Total Personal	839.3	488.6	443.0	440.0	430.4	416.5	397.7	1,770.9	1,244.6
Commercial Automobile	55.9	12.5	12.2	12.9	13.1	12.7	12.7	80.6	38.5
Total Earned Premiums	895.2	501.1	455.2	452.9	443.5	429.2	410.4	1,851.5	1,283.1
Net Investment Income	34.0	22.9	22.5	21.8	27.8	20.6	24.1	79.4	72.5
Other Income	0.9	0.4	0.3	0.2	0.4	0.3	0.2	1.6	0.9
Total Property & Casualty Insurance	930.1	524.4	478.0	474.9	471.7	450.1	434.7	1,932.5	1,356.5
Life & Health Insurance:
Earned Premiums:
Life	95.2	95.4	93.7	94.1	94.5	95.4	95.7	284.3	285.6
Accident and Health	44.9	43.8	43.3	41.1	42.0	39.5	39.1	132.0	120.6
Property	17.6	17.8	17.6	17.8	18.2	18.4	18.2	53.0	54.8
Total Earned Premiums	157.7	157.0	154.6	153.0	154.7	153.3	153.0	469.3	461.0
Net Investment Income	50.5	54.1	53.3	57.7	55.9	54.9	53.0	157.9	163.8
Other Income	1.2	0.9	0.8	0.7	0.7	0.6	0.6	2.9	1.9
Total Life & Health Insurance	209.4	212.0	208.7	211.4	211.3	208.8	206.6	630.1	626.7
Total Segment Revenues	1,139.5	736.4	686.7	686.3	683.0	658.9	641.3	2,562.6	1,983.2
Income from Change in Fair Value of Equity Securities	11.0	0.4	0.7	—	—	—	—	12.1	—
Net Realized Gains on Sales of Investments	3.6	3.8	2.6	11.5	8.1	26.4	10.5	10.0	45.0
Net Impairment Losses Recognized in Earnings	(1.8)	—	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)	(2.3)	(10.5)
Other	43.2	1.3	3.5	3.3	2.1	1.7	4.6	48.0	8.4
Total Revenues	$1,195.5	$741.9	$693.0	$697.3	$690.3	$684.4	$651.4	$2,630.4	$2,026.1

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Segment Operating Profit (Loss):
Property & Casualty Insurance	$34.2	$18.2	$44.5	$0.8	$30.8	$4.2	$(37.2)	$96.9	$(2.2)
Life & Health Insurance	33.0	33.4	29.9	38.7	36.0	31.2	32.6	96.3	99.8
Total Segment Operating Profit (Loss)	67.2	51.6	74.4	39.5	66.8	35.4	(4.6)	193.2	97.6
Corporate and Other Operating Loss	28.7	(6.7)	(4.0)	(3.0)	(3.7)	(7.1)	(4.4)	18.0	(15.2)
Total Operating Profit (Loss)	95.9	44.9	70.4	36.5	63.1	28.3	(9.0)	211.2	82.4
Income from Change in Fair Value of Equity Securities	11.0	0.4	0.7	—	—	—	—	12.1	—
Net Realized Gains on Sales of Investments	3.6	3.8	2.6	11.5	8.1	26.4	10.5	10.0	45.0
Net Impairment Losses Recognized in Earnings	(1.8)	—	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)	(2.3)	(10.5)
Acquisition Related Transaction Integration and Other Costs	(28.2)	(8.5)	(6.2)	—	—	—	—	(38.0)	—
Income (Loss) from Continuing Operations before Income Taxes	$80.5	$40.6	$67.0	$44.2	$68.3	$52.1	$(3.5)	$193.0	$116.9
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$28.2	$15.2	$36.0	$2.1	$22.9	$4.9	$(22.1)	$79.4	$5.7
Life & Health Insurance	26.7	26.4	23.8	25.3	23.5	20.5	21.5	76.9	65.5
Total Segment Net Operating Income (Loss)	54.9	41.6	59.8	27.4	46.4	25.4	(0.6)	156.3	71.2
Corporate and Other Net Operating Income (Loss) From:
Effects of Tax Law Changes	26.0	—	—	7.4	—	—	—	26.0	—
Other	(12.1)	(5.1)	(2.3)	(3.8)	(2.0)	(4.4)	(3.3)	(19.5)	(9.7)
Corporate and Other Net Operating Income (Loss)	49.6	(5.1)	(2.3)	3.6	(2.0)	(4.4)	(3.3)	42.2	(9.7)
Adjusted Consolidated Net Operating Income (Loss)	104.5	36.5	57.5	31.0	44.4	21.0	(3.9)	198.5	61.5
Net Income (Loss) From:
Change in Fair Value of Equity Securities	8.7	0.3	0.6	—	—	—	—	9.6	—
Net Realized Gains on Sales of Investments	2.8	3.0	2.1	7.4	5.3	17.2	6.8	7.9	29.3
Net Impairment Losses Recognized in Earnings	(1.4)	—	(0.4)	(2.5)	(1.9)	(1.6)	(3.3)	(1.8)	(6.8)
Acquisition Related Transaction, Integration and Other Costs	(22.3)	(2.3)	(6.2)	—	—	—	—	(30.8)	—
Income (Loss) from Continuing Operations	$92.3	$37.5	$53.6	$35.9	$47.8	$36.6	$(0.4)	$183.4	$84.0

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Earned Premiums by Product:
Personal Automobile	$766.7	$416.2	$371.1	$364.3	$353.0	$339.1	$320.7	$1,554.0	$1,012.8
Homeowners	62.5	62.2	61.8	65.2	66.7	66.6	66.3	186.5	199.6
Other Personal Property and Casualty Insurance	27.7	28.0	27.7	28.3	28.9	29.2	28.9	83.4	87.0
Commercial Automobile	55.9	12.5	12.2	12.9	13.1	12.7	12.7	80.6	38.5
Life	95.2	95.4	93.7	94.1	94.5	95.4	95.7	284.3	285.6
Accident and Health	44.9	43.8	43.3	41.1	42.0	39.5	39.1	132.0	120.6
Total Earned Premiums	$1,052.9	$658.1	$609.8	$605.9	$598.2	$582.5	$563.4	$2,320.8	$1,744.1
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$3.8	$2.2	$4.3	$1.5	$7.3	$1.8	$4.6	$10.3	$13.7
All Other Net Investment Income	30.2	20.7	18.2	20.3	20.5	18.8	19.5	69.1	58.8
Net Investment Income	34.0	22.9	22.5	21.8	27.8	20.6	24.1	79.4	72.5
Life & Health Insurance:
Equity Method Limited Liability Investments	(3.7)	(0.9)	2.4	1.3	3.5	2.0	1.7	(2.2)	7.2
All Other Net Investment Income	54.2	55.0	50.9	56.4	52.4	52.9	51.3	160.1	156.6
Net Investment Income	50.5	54.1	53.3	57.7	55.9	54.9	53.0	157.9	163.8
Total Segment Net Investment Income	84.5	77.0	75.8	79.5	83.7	75.5	77.1	237.3	236.3
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	(0.5)	0.1	0.4	0.1	0.3	0.2	0.5	—	1.0
All Other Net Investment Income	8.0	1.3	3.0	3.0	1.9	1.4	4.0	12.3	7.3
Unallocated Net Investment Income	7.5	1.4	3.4	3.1	2.2	1.6	4.5	12.3	8.3
Net Investment Income	$92.0	$78.4	$79.2	$82.6	$85.9	$77.1	$81.6	$249.6	$244.6

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Nine Months Ended Sep 30, 2018
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	36	$26.1	23	$1.7	37	$27.8
$5 - $10	3	20.8	—	—	3	20.8
$10 - $15	2	22.7	—	—	2	22.7
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—
Total	41	$69.6	23	$1.7	42	$71.3

	Nine Months Ended Sep 30, 2017
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	30	$53.7	26	$5.9	29	$52.1
$5 - $10	1	5.0	—	—	2	10.4
$10 - $15	2	24.3	—	—	1	10.3
$15 - $20	—	—	—	—	1	16.1
$20 - $25	—	—	—	—	—	—
Greater Than $25	1	45.2	—	—	1	45.2
Total	34	$128.2	26	$5.9	34	$134.1

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Net Premiums Written	$931.0	$536.9	$488.9	$433.3	$466.7	$440.7	$428.9	$1,956.8	$1,336.3

Earned Premiums	895.2	501.1	455.2	452.9	443.5	429.2	410.4	1,851.5	1,283.1
Net Investment Income	34.0	22.9	22.5	21.8	27.8	20.6	24.1	79.4	72.5
Other Income	0.9	0.4	0.3	0.2	0.4	0.3	0.2	1.6	0.9
Total Revenues	930.1	524.4	478.0	474.9	471.7	450.1	434.7	1,932.5	1,356.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	644.2	355.0	326.5	327.0	313.1	308.8	302.6	1,325.7	924.5
Catastrophe Losses and LAE	19.7	42.4	7.5	50.8	29.8	34.5	63.9	69.6	128.2
Prior Years:
Non-catastrophe Losses and LAE	(3.5)	4.7	3.7	1.5	1.6	9.6	11.8	4.9	23.0
Catastrophe Losses and LAE	(0.2)	(1.8)	(5.7)	(0.6)	(1.2)	(2.0)	(1.2)	(7.7)	(4.4)
Total Incurred Losses and LAE	660.2	400.3	332.0	378.7	343.3	350.9	377.1	1,392.5	1,071.3
Insurance Expenses	234.0	105.9	101.5	95.4	97.6	95.0	94.8	441.4	287.4
Other Expenses	1.7	—	—	—	—	—	—	1.7	—
Operating Profit (Loss)	34.2	18.2	44.5	0.8	30.8	4.2	(37.2)	96.9	(2.2)
Income Tax Benefit (Expense)	(6.0)	(3.0)	(8.5)	1.3	(7.9)	0.7	15.1	(17.5)	7.9
Segment Net Operating Income (Loss)	$28.2	$15.2	$36.0	$2.1	$22.9	$4.9	$(22.1)	$79.4	$5.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.9%	70.9%	71.8%	72.2%	70.6%	72.1%	73.7%	71.5%	72.0%
Current Year Catastrophe Losses and LAE Ratio	2.2	8.5	1.6	11.2	6.7	8.0	15.6	3.8	10.0
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	0.9	0.8	0.3	0.4	2.2	2.9	0.3	1.8
Prior Years Catastrophe Losses and LAE Ratio	—	(0.4)	(1.3)	(0.1)	(0.3)	(0.5)	(0.3)	(0.4)	(0.3)
Total Incurred Loss and LAE Ratio	73.7	79.9	72.9	83.6	77.4	81.8	91.9	75.2	83.5
Insurance Expense Ratio	26.1	21.1	22.3	21.1	22.0	22.1	23.1	23.8	22.4
Combined Ratio	99.8%	101.0%	95.2%	104.7%	99.4%	103.9%	115.0%	99.0%	105.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	71.9%	70.9%	71.8%	72.2%	70.6%	72.1%	73.7%	71.5%	72.0%
Insurance Expense Ratio	26.1	21.1	22.3	21.1	22.0	22.1	23.1	23.8	22.4
Underlying Combined Ratio	98.0%	92.0%	94.1%	93.3%	92.6%	94.2%	96.8%	95.3%	94.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.0%	92.0%	94.1%	93.3%	92.6%	94.2%	96.8%	95.3%	94.4%
Current Year Catastrophe Losses and LAE Ratio	2.2	8.5	1.6	11.2	6.7	8.0	15.6	3.8	10.0
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	0.9	0.8	0.3	0.4	2.2	2.9	0.3	1.8
Prior Years Catastrophe Losses and LAE Ratio	—	(0.4)	(1.3)	(0.1)	(0.3)	(0.5)	(0.3)	(0.4)	(0.3)
Combined Ratio as Reported	99.8%	101.0%	95.2%	104.7%	99.4%	103.9%	115.0%	99.0%	105.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Insurance Reserves:
Automobile	$1,623.1	$845.9	$801.6	$795.9	$769.0	$768.3	$764.0
Homeowners	139.4	137.2	124.6	139.7	111.8	110.7	133.6
Other Personal	18.6	38.6	39.4	40.7	41.2	43.5	40.3
Insurance Reserves	$1,781.1	$1,021.7	$965.6	$976.3	$922.0	$922.5	$937.9
Insurance Reserves:
Loss Reserves:
Case	$905.5	$608.6	$580.7	$602.4	$570.9	$588.8	$599.7
Incurred but Not Reported	582.1	267.8	247.8	239.3	219.2	201.9	204.8
Total Loss Reserves	1,487.6	876.4	828.5	841.7	790.1	790.7	804.5
LAE Reserves	293.5	145.3	137.1	134.6	131.9	131.8	133.4
Insurance Reserves	$1,781.1	$1,021.7	$965.6	$976.3	$922.0	$922.5	$937.9

Kemper Corporation Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Net Premiums Written	$119.3	$120.9	$106.2	$103.0	$112.6	$108.7	$100.1	$346.4	$321.4

Earned Premiums	$111.4	$108.7	$104.9	$106.5	$106.5	$105.5	$104.3	$325.0	$316.3
Net Investment Income	6.8	6.0	5.9	5.7	7.8	5.6	6.6	18.7	20.0
Total Revenues	118.2	114.7	110.8	112.2	114.3	111.1	110.9	343.7	336.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	74.9	74.7	73.6	81.1	74.2	76.8	76.9	223.2	227.9
Catastrophe Losses and LAE	2.3	3.9	0.6	(0.1)	2.8	3.9	4.7	6.8	11.4
Prior Years:
Non-catastrophe Losses and LAE	(2.6)	(1.4)	0.5	1.3	0.8	6.6	10.8	(3.5)	18.2
Catastrophe Losses and LAE	—	(0.1)	—	—	—	(0.2)	—	(0.1)	(0.2)
Total Incurred Losses and LAE	74.6	77.1	74.7	82.3	77.8	87.1	92.4	226.4	257.3
Insurance Expenses	34.0	32.1	31.7	29.9	31.5	32.0	32.2	97.8	95.7
Operating Profit (Loss)	9.6	5.5	4.4	—	5.0	(8.0)	(13.7)	19.5	(16.7)
Income Tax Benefit (Expense)	(1.6)	(1.0)	(0.7)	0.5	(3.5)	3.4	5.3	(3.3)	5.2
Total Product Line Net Operating Income (Loss)	$8.0	$4.5	$3.7	$0.5	$1.5	$(4.6)	$(8.4)	$16.2	$(11.5)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	67.2%	68.7%	70.1%	76.2%	69.7%	72.8%	73.7%	68.7%	72.0%
Current Year Catastrophe Losses and LAE Ratio	2.1	3.6	0.6	(0.1)	2.6	3.7	4.5	2.1	3.6
Prior Years Non-catastrophe Losses and LAE Ratio	(2.3)	(1.3)	0.5	1.2	0.8	6.3	10.4	(1.1)	5.8
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	—	(0.2)	—	—	(0.1)
Total Incurred Loss and LAE Ratio	67.0	70.9	71.2	77.3	73.1	82.6	88.6	69.7	81.3
Insurance Expense Ratio	30.5	29.5	30.2	28.1	29.6	30.3	30.9	30.1	30.3
Combined Ratio	97.5%	100.4%	101.4%	105.4%	102.7%	112.9%	119.5%	99.8%	111.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	67.2%	68.7%	70.1%	76.2%	69.7%	72.8%	73.7%	68.7%	72.0%
Insurance Expense Ratio	30.5	29.5	30.2	28.1	29.6	30.3	30.9	30.1	30.3
Underlying Combined Ratio	97.7%	98.2%	100.3%	104.3%	99.3%	103.1%	104.6%	98.8%	102.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	97.7%	98.2%	100.3%	104.3%	99.3%	103.1%	104.6%	98.8%	102.3%
Current Year Catastrophe Losses and LAE Ratio	2.1	3.6	0.6	(0.1)	2.6	3.7	4.5	2.1	3.6
Prior Years Non-catastrophe Losses and LAE Ratio	(2.3)	(1.3)	0.5	1.2	0.8	6.3	10.4	(1.1)	5.8
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	—	(0.2)	—	—	(0.1)
Combined Ratio as Reported	97.5%	100.4%	101.4%	105.4%	102.7%	112.9%	119.5%	99.8%	111.6%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Net Premiums Written	$679.1	$325.4	$304.9	$249.8	$259.8	$237.5	$245.2	$1,309.4	$742.5

Earned Premiums	$655.3	$307.5	$266.2	$257.8	$246.5	$233.6	$216.4	$1,229.0	$696.5
Net Investment Income	15.9	8.6	8.2	7.8	8.9	7.2	8.2	32.7	24.3
Other Income	0.9	0.3	0.3	0.2	0.3	0.3	0.2	1.5	0.8
Total Revenues	672.1	316.4	274.7	265.8	255.7	241.1	224.8	1,263.2	721.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	485.6	237.8	202.8	204.6	185.5	183.9	176.4	926.2	545.8
Catastrophe Losses and LAE	1.3	1.7	0.2	(0.8)	1.5	2.4	1.7	3.2	5.6
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	4.2	0.2	2.8	2.1	(1.0)	(0.8)	3.3	0.3
Catastrophe Losses and LAE	—	—	(0.2)	—	(0.1)	—	(0.1)	(0.2)	(0.2)
Total Incurred Losses and LAE	485.8	243.7	203.0	206.6	189.0	185.3	177.2	932.5	551.5
Insurance Expenses	160.8	46.7	45.2	41.5	39.7	36.9	35.5	252.7	112.1
Other Expenses	1.6	—	—	—	—	—	—	1.6	—
Operating Profit (Loss)	23.9	26.0	26.5	17.7	27.0	18.9	12.1	76.4	58.0
Income Tax Benefit (Expense)	(4.5)	(5.3)	(5.2)	(5.4)	(8.5)	(5.7)	(3.4)	(15.0)	(17.6)
Total Product Line Net Operating Income (Loss)	$19.4	$20.7	$21.3	$12.3	$18.5	$13.2	$8.7	$61.4	$40.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.1%	77.3%	76.2%	79.3%	75.2%	78.7%	81.5%	75.3%	78.4%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.6	0.1	(0.3)	0.6	1.0	0.8	0.3	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	1.4	0.1	1.1	0.9	(0.4)	(0.4)	0.3	—
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	74.1	79.3	76.3	80.1	76.7	79.3	81.9	75.9	79.2
Insurance Expense Ratio	24.5	15.2	17.0	16.1	16.1	15.8	16.4	20.6	16.1
Combined Ratio	98.6%	94.5%	93.3%	96.2%	92.8%	95.1%	98.3%	96.5%	95.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.1%	77.3%	76.2%	79.3%	75.2%	78.7%	81.5%	75.3%	78.4%
Insurance Expense Ratio	24.5	15.2	17.0	16.1	16.1	15.8	16.4	20.6	16.1
Underlying Combined Ratio	98.6%	92.5%	93.2%	95.4%	91.3%	94.5%	97.9%	95.9%	94.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.6%	92.5%	93.2%	95.4%	91.3%	94.5%	97.9%	95.9%	94.5%
Current Year Catastrophe Losses and LAE Ratio	0.2	0.6	0.1	(0.3)	0.6	1.0	0.8	0.3	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	1.4	0.1	1.1	0.9	(0.4)	(0.4)	0.3	—
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	—	—	—	—
Combined Ratio as Reported	98.6%	94.5%	93.3%	96.2%	92.8%	95.1%	98.3%	96.5%	95.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Net Premiums Written	$798.4	$446.3	$411.1	$352.8	$372.4	$346.2	$345.3	$1,655.8	$1,063.9
Earned Premiums	$766.7	$416.2	$371.1	$364.3	$353.0	$339.1	$320.7	$1,554.0	$1,012.8
Net Investment Income	22.7	14.6	14.1	13.5	16.7	12.8	14.8	51.4	44.3
Other Income	0.9	0.3	0.3	0.2	0.3	0.3	0.2	1.5	0.8
Total Revenues	790.3	431.1	385.5	378.0	370.0	352.2	335.7	1,606.9	1,057.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	560.5	312.5	276.4	285.7	259.7	260.7	253.3	1,149.4	773.7
Catastrophe Losses and LAE	3.6	5.6	0.8	(0.9)	4.3	6.3	6.4	10.0	17.0
Prior Years:
Non-catastrophe Losses and LAE	(3.7)	2.8	0.7	4.1	2.9	5.6	10.0	(0.2)	18.5
Catastrophe Losses and LAE	—	(0.1)	(0.2)	—	(0.1)	(0.2)	(0.1)	(0.3)	(0.4)
Total Incurred Losses and LAE	560.4	320.8	277.7	288.9	266.8	272.4	269.6	1,158.9	808.8
Insurance Expenses	194.8	78.8	76.9	71.4	71.2	68.9	67.7	350.5	207.8
Other Expenses	1.6	—	—	—	—	—	—	1.6	—
Operating Profit (Loss)	33.5	31.5	30.9	17.7	32.0	10.9	(1.6)	95.9	41.3
Income Tax Benefit (Expense)	(6.1)	(6.3)	(5.9)	(4.9)	(12.0)	(2.3)	1.9	(18.3)	(12.4)
Total Product Line Net Operating Income (Loss)	$27.4	$25.2	$25.0	$12.8	$20.0	$8.6	$0.3	$77.6	$28.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.1%	75.1%	74.5%	78.4%	73.6%	76.8%	79.0%	74.0%	76.4%
Current Year Catastrophe Losses and LAE Ratio	0.5	1.3	0.2	(0.2)	1.2	1.9	2.0	0.6	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.5)	0.7	0.2	1.1	0.8	1.7	3.1	—	1.8
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	73.1	77.1	74.8	79.3	75.6	80.3	84.1	74.6	79.9
Insurance Expense Ratio	25.4	18.9	20.7	19.6	20.2	20.3	21.1	22.6	20.5
Combined Ratio	98.5%	96.0%	95.5%	98.9%	95.8%	100.6%	105.2%	97.2%	100.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	73.1%	75.1%	74.5%	78.4%	73.6%	76.8%	79.0%	74.0%	76.4%
Insurance Expense Ratio	25.4	18.9	20.7	19.6	20.2	20.3	21.1	22.6	20.5
Underlying Combined Ratio	98.5%	94.0%	95.2%	98.0%	93.8%	97.1%	100.1%	96.6%	96.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.5%	94.0%	95.2%	98.0%	93.8%	97.1%	100.1%	96.6%	96.9%
Current Year Catastrophe Losses and LAE Ratio	0.5	1.3	0.2	(0.2)	1.2	1.9	2.0	0.6	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.5)	0.7	0.2	1.1	0.8	1.7	3.1	—	1.8
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	(0.1)	—	—	—
Combined Ratio as Reported	98.5%	96.0%	95.5%	98.9%	95.8%	100.6%	105.2%	97.2%	100.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Net Premiums Written	$56.3	$13.5	$13.5	$10.6	$12.6	$13.3	$14.7	$83.3	$40.6

Earned Premiums	$55.9	$12.5	$12.2	$12.9	$13.1	$12.7	$12.7	$80.6	$38.5
Net Investment Income	3.1	1.3	1.4	1.4	1.8	1.4	1.5	5.8	4.7
Other Income	—	0.1	—	—	0.1	—	—	0.1	0.1
Total Revenues	59.0	13.9	13.6	14.3	15.0	14.1	14.2	86.5	43.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	42.0	9.4	9.5	10.0	11.3	9.9	9.6	60.9	30.8
Catastrophe Losses and LAE	0.1	0.4	—	—	0.2	0.4	0.1	0.5	0.7
Prior Years:
Non-catastrophe Losses and LAE	(0.5)	(0.1)	(0.7)	(1.1)	(1.3)	1.6	1.8	(1.3)	2.1
Catastrophe Losses and LAE	—	—	(0.1)	—	(0.1)	—	—	(0.1)	(0.1)
Total Incurred Losses and LAE	41.6	9.7	8.7	8.9	10.1	11.9	11.5	60.0	33.5
Insurance Expenses	16.0	2.3	2.7	2.6	3.0	2.8	3.0	21.0	8.8
Other Expenses	0.1	—	—	—	—	—	—	0.1	—
Operating Profit (Loss)	1.3	1.9	2.2	2.8	1.9	(0.6)	(0.3)	5.4	1.0
Income Tax Benefit (Expense)	(0.5)	(0.4)	(0.4)	(0.9)	(0.5)	0.3	0.2	(1.3)	—
Total Product Line Net Operating Income (Loss)	$0.8	$1.5	$1.8	$1.9	$1.4	$(0.3)	$(0.1)	$4.1	$1.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.1%	75.2%	77.8%	77.5%	86.3%	78.0%	75.6%	75.5%	80.0%
Current Year Catastrophe Losses and LAE Ratio	0.2	3.2	—	—	1.5	3.1	0.8	0.6	1.8
Prior Years Non-catastrophe Losses and LAE Ratio	(0.9)	(0.8)	(5.7)	(8.5)	(9.9)	12.6	14.2	(1.6)	5.5
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.8)	—	(0.8)	—	—	(0.1)	(0.3)
Total Incurred Loss and LAE Ratio	74.4	77.6	71.3	69.0	77.1	93.7	90.6	74.4	87.0
Insurance Expense Ratio	28.6	18.4	22.1	20.2	22.9	22.0	23.6	26.1	22.9
Combined Ratio	103.0%	96.0%	93.4%	89.2%	100.0%	115.7%	114.2%	100.5%	109.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	75.1%	75.2%	77.8%	77.5%	86.3%	78.0%	75.6%	75.5%	80.0%
Insurance Expense Ratio	28.6	18.4	22.1	20.2	22.9	22.0	23.6	26.1	22.9
Underlying Combined Ratio	103.7%	93.6%	99.9%	97.7%	109.2%	100.0%	99.2%	101.6%	102.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	103.7%	93.6%	99.9%	97.7%	109.2%	100.0%	99.2%	101.6%	102.9%
Current Year Catastrophe Losses and LAE Ratio	0.2	3.2	—	—	1.5	3.1	0.8	0.6	1.8
Prior Years Non-catastrophe Losses and LAE Ratio	(0.9)	(0.8)	(5.7)	(8.5)	(9.9)	12.6	14.2	(1.6)	5.5
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.8)	—	(0.8)	—	—	(0.1)	(0.3)
Combined Ratio as Reported	103.0%	96.0%	93.4%	89.2%	100.0%	115.7%	114.2%	100.5%	109.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Net Premiums Written	$854.7	$459.8	$424.6	$363.4	$385.0	$359.5	$360.0	$1,739.1	$1,104.5
Earned Premiums	$822.6	$428.7	$383.3	$377.2	$366.1	$351.8	$333.4	$1,634.6	$1,051.3
Net Investment Income	25.8	15.9	15.5	14.9	18.5	14.2	16.3	57.2	49.0
Other Income	0.9	0.4	0.3	0.2	0.4	0.3	0.2	1.6	0.9
Total Revenues	849.3	445.0	399.1	392.3	385.0	366.3	349.9	1,693.4	1,101.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	602.5	321.9	285.9	295.7	271.0	270.6	262.9	1,210.3	804.5
Catastrophe Losses and LAE	3.7	6.0	0.8	(0.9)	4.5	6.7	6.5	10.5	17.7
Prior Years:
Non-catastrophe Losses and LAE	(4.2)	2.7	—	3.0	1.6	7.2	11.8	(1.5)	20.6
Catastrophe Losses and LAE	—	(0.1)	(0.3)	—	(0.2)	(0.2)	(0.1)	(0.4)	(0.5)
Total Incurred Losses and LAE	602.0	330.5	286.4	297.8	276.9	284.3	281.1	1,218.9	842.3
Insurance Expenses	210.8	81.1	79.6	74.0	74.2	71.7	70.7	371.5	216.6
Other Expenses	1.7	—	—	—	—	—	—	1.7	—
Operating Profit (Loss)	34.8	33.4	33.1	20.5	33.9	10.3	(1.9)	101.3	42.3
Income Tax Benefit (Expense)	(6.6)	(6.7)	(6.3)	(5.8)	(12.5)	(2.0)	2.1	(19.6)	(12.4)
Total Product Line Net Operating Income (Loss)	$28.2	$26.7	$26.8	$14.7	$21.4	$8.3	$0.2	$81.7	$29.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.3%	75.1%	74.6%	78.4%	74.1%	77.0%	78.9%	74.1%	76.4%
Current Year Catastrophe Losses and LAE Ratio	0.4	1.4	0.2	(0.2)	1.2	1.9	1.9	0.6	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.5)	0.6	—	0.8	0.4	2.0	3.5	(0.1)	2.0
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	(0.1)	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	73.2	77.1	74.7	79.0	75.6	80.8	84.3	74.6	80.1
Insurance Expense Ratio	25.6	18.9	20.8	19.6	20.3	20.4	21.2	22.7	20.6
Combined Ratio	98.8%	96.0%	95.5%	98.6%	95.9%	101.2%	105.5%	97.3%	100.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	73.3%	75.1%	74.6%	78.4%	74.1%	77.0%	78.9%	74.1%	76.4%
Insurance Expense Ratio	25.6	18.9	20.8	19.6	20.3	20.4	21.2	22.7	20.6
Underlying Combined Ratio	98.9%	94.0%	95.4%	98.0%	94.4%	97.4%	100.1%	96.8%	97.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.9%	94.0%	95.4%	98.0%	94.4%	97.4%	100.1%	96.8%	97.0%
Current Year Catastrophe Losses and LAE Ratio	0.4	1.4	0.2	(0.2)	1.2	1.9	1.9	0.6	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.5)	0.6	—	0.8	0.4	2.0	3.5	(0.1)	2.0
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	(0.1)	(0.1)	—	—	—
Combined Ratio as Reported	98.8%	96.0%	95.5%	98.6%	95.9%	101.2%	105.5%	97.3%	100.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Net Premiums Written	$66.0	$66.6	$55.1	$60.4	$70.8	$70.1	$59.2	$187.7	$200.1

Earned Premiums	$62.5	$62.2	$61.8	$65.2	$66.7	$66.6	$66.3	$186.5	$199.6
Net Investment Income	7.1	6.0	6.0	5.9	7.9	5.7	6.5	19.1	20.1
Total Revenues	69.6	68.2	67.8	71.1	74.6	72.3	72.8	205.6	219.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	36.8	28.8	35.2	26.3	36.9	32.5	33.8	100.8	103.2
Catastrophe Losses and LAE	16.0	35.9	6.5	49.3	24.8	26.7	56.5	58.4	108.0
Prior Years:
Non-catastrophe Losses and LAE	1.8	2.7	5.6	1.6	0.9	1.5	0.7	10.1	3.1
Catastrophe Losses and LAE	(0.1)	(1.3)	(5.1)	(0.5)	(0.8)	(1.8)	(0.6)	(6.5)	(3.2)
Total Incurred Losses and LAE	54.5	66.1	42.2	76.7	61.8	58.9	90.4	162.8	211.1
Insurance Expenses	20.5	21.9	19.2	18.7	20.3	20.6	21.0	61.6	61.9
Operating Profit (Loss)	(5.4)	(19.8)	6.4	(24.3)	(7.5)	(7.2)	(38.6)	(18.8)	(53.3)
Income Tax Benefit (Expense)	1.8	4.4	(1.2)	8.7	10.5	3.1	14.0	5.0	27.6
Total Product Line Net Operating Income (Loss)	$(3.6)	$(15.4)	$5.2	$(15.6)	$3.0	$(4.1)	$(24.6)	$(13.8)	$(25.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	58.9%	46.4%	57.0%	40.3%	55.4%	48.7%	50.9%	54.1%	51.7%
Current Year Catastrophe Losses and LAE Ratio	25.6	57.7	10.5	75.6	37.2	40.1	85.2	31.3	54.1
Prior Years Non-catastrophe Losses and LAE Ratio	2.9	4.3	9.1	2.5	1.3	2.3	1.1	5.4	1.6
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	(2.1)	(8.3)	(0.8)	(1.2)	(2.7)	(0.9)	(3.5)	(1.6)
Total Incurred Loss and LAE Ratio	87.2	106.3	68.3	117.6	92.7	88.4	136.3	87.3	105.8
Insurance Expense Ratio	32.8	35.2	31.1	28.7	30.4	30.9	31.7	33.0	31.0
Combined Ratio	120.0%	141.5%	99.4%	146.3%	123.1%	119.3%	168.0%	120.3%	136.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	58.9%	46.4%	57.0%	40.3%	55.4%	48.7%	50.9%	54.1%	51.7%
Insurance Expense Ratio	32.8	35.2	31.1	28.7	30.4	30.9	31.7	33.0	31.0
Underlying Combined Ratio	91.7%	81.6%	88.1%	69.0%	85.8%	79.6%	82.6%	87.1%	82.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	91.7%	81.6%	88.1%	69.0%	85.8%	79.6%	82.6%	87.1%	82.7%
Current Year Catastrophe Losses and LAE Ratio	25.6	57.7	10.5	75.6	37.2	40.1	85.2	31.3	54.1
Prior Years Non-catastrophe Losses and LAE Ratio	2.9	4.3	9.1	2.5	1.3	2.3	1.1	5.4	1.6
Prior Years Catastrophe Losses and LAE Ratio	(0.2)	(2.1)	(8.3)	(0.8)	(1.2)	(2.7)	(0.9)	(3.5)	(1.6)
Combined Ratio as Reported	120.0%	141.5%	99.4%	146.3%	123.1%	119.3%	168.0%	120.3%	136.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Net Premiums Written	$10.3	$10.5	$9.2	$9.5	$10.9	$11.1	$9.7	$30.0	$31.7

Earned Premiums	$10.1	$10.2	$10.1	$10.5	$10.7	$10.8	$10.7	$30.4	$32.2
Net Investment Income	1.1	1.0	1.0	1.0	1.4	0.7	1.3	3.1	3.4
Total Revenues	11.2	11.2	11.1	11.5	12.1	11.5	12.0	33.5	35.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.9	4.3	5.4	5.0	5.2	5.7	5.9	14.6	16.8
Catastrophe Losses and LAE	—	0.5	0.2	2.4	0.5	1.1	0.9	0.7	2.5
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	(0.7)	(1.9)	(3.1)	(0.9)	0.9	(0.7)	(3.7)	(0.7)
Catastrophe Losses and LAE	(0.1)	(0.4)	(0.3)	(0.1)	(0.2)	—	(0.5)	(0.8)	(0.7)
Total Incurred Losses and LAE	3.7	3.7	3.4	4.2	4.6	7.7	5.6	10.8	17.9
Insurance Expenses	2.7	2.9	2.7	2.7	3.1	2.7	3.1	8.3	8.9
Operating Profit	4.8	4.6	5.0	4.6	4.4	1.1	3.3	14.4	8.8
Income Tax Expense	(1.2)	(0.7)	(1.0)	(1.6)	(5.9)	(0.4)	(1.0)	(2.9)	(7.3)
Total Product Line Net Operating Income (Loss)	$3.6	$3.9	$4.0	$3.0	$(1.5)	$0.7	$2.3	$11.5	$1.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.5%	42.2%	53.5%	47.6%	48.6%	52.8%	55.1%	48.0%	52.2%
Current Year Catastrophe Losses and LAE Ratio	—	4.9	2.0	22.9	4.7	10.2	8.4	2.3	7.8
Prior Years Non-catastrophe Losses and LAE Ratio	(10.9)	(6.9)	(18.8)	(29.5)	(8.4)	8.3	(6.5)	(12.2)	(2.2)
Prior Years Catastrophe Losses and LAE Ratio	(1.0)	(3.9)	(3.0)	(1.0)	(1.9)	—	(4.7)	(2.6)	(2.2)
Total Incurred Loss and LAE Ratio	36.6	36.3	33.7	40.0	43.0	71.3	52.3	35.5	55.6
Insurance Expense Ratio	26.7	28.4	26.7	25.7	29.0	25.0	29.0	27.3	27.6
Combined Ratio	63.3%	64.7%	60.4%	65.7%	72.0%	96.3%	81.3%	62.8%	83.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	48.5%	42.2%	53.5%	47.6%	48.6%	52.8%	55.1%	48.0%	52.2%
Insurance Expense Ratio	26.7	28.4	26.7	25.7	29.0	25.0	29.0	27.3	27.6
Underlying Combined Ratio	75.2%	70.6%	80.2%	73.3%	77.6%	77.8%	84.1%	75.3%	79.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	75.2%	70.6%	80.2%	73.3%	77.6%	77.8%	84.1%	75.3%	79.8%
Current Year Catastrophe Losses and LAE Ratio	—	4.9	2.0	22.9	4.7	10.2	8.4	2.3	7.8
Prior Years Non-catastrophe Losses and LAE Ratio	(10.9)	(6.9)	(18.8)	(29.5)	(8.4)	8.3	(6.5)	(12.2)	(2.2)
Prior Years Catastrophe Losses and LAE Ratio	(1.0)	(3.9)	(3.0)	(1.0)	(1.9)	—	(4.7)	(2.6)	(2.2)
Combined Ratio as Reported	63.3%	64.7%	60.4%	65.7%	72.0%	96.3%	81.3%	62.8%	83.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Earned Premiums	$157.7	$157.0	$154.6	$153.0	$154.7	$153.3	$153.0	$469.3	$461.0
Net Investment Income	50.5	54.1	53.3	57.7	55.9	54.9	53.0	157.9	163.8
Other Income	1.2	0.9	0.8	0.7	0.7	0.6	0.6	2.9	1.9
Total Revenues	209.4	212.0	208.7	211.4	211.3	208.8	206.6	630.1	626.7
Policyholders’ Benefits and Incurred Losses and LAE	97.0	99.2	104.9	93.8	96.8	96.5	100.3	301.1	293.6
Insurance Expenses	79.4	79.4	73.9	78.9	78.5	81.1	73.7	232.7	233.3
Operating Profit	33.0	33.4	29.9	38.7	36.0	31.2	32.6	96.3	99.8
Income Tax Expense	(6.3)	(7.0)	(6.1)	(13.4)	(12.5)	(10.7)	(11.1)	(19.4)	(34.3)
Segment Net Operating Income	$26.7	$26.4	$23.8	$25.3	$23.5	$20.5	$21.5	$76.9	$65.5

	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
Insurance Reserves:
Future Policyholder Benefits	$3,389.4	$3,379.8	$3,366.7	$3,357.5	$3,345.7
Incurred Losses and LAE Reserves:
Life	134.3	137.7	142.4	140.0	141.6
Accident and Health	27.7	26.0	25.2	23.5	22.5
Property	4.5	3.8	4.1	4.1	7.3
Total Incurred Losses and LAE Reserves	166.5	167.5	171.7	167.6	171.4
Insurance Reserves	$3,555.9	$3,547.3	$3,538.4	$3,525.1	$3,517.1

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Earned Premiums	$95.2	$95.4	$93.7	$94.1	$94.5	$95.4	$95.7	$284.3	$285.6
Net Investment Income	48.4	52.0	51.3	55.9	54.1	52.9	51.4	151.7	158.4
Other Income	0.9	0.9	0.7	0.7	0.6	0.6	0.5	2.5	1.7
Total Revenues	144.5	148.3	145.7	150.7	149.2	148.9	147.6	438.5	445.7
Policyholders’ Benefits and Incurred Losses and LAE	66.7	69.4	73.4	66.8	66.4	68.8	72.1	209.5	207.3
Insurance Expenses	51.8	51.2	47.4	51.7	53.0	54.8	48.4	150.4	156.2
Operating Profit	26.0	27.7	24.9	32.2	29.8	25.3	27.1	78.6	82.2
Income Tax Expense	(4.4)	(5.9)	(5.0)	(11.1)	(10.3)	(8.7)	(9.2)	(15.3)	(28.2)
Total Product Line Operating Income	$21.6	$21.8	$19.9	$21.1	$19.5	$16.6	$17.9	$63.3	$54.0

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Earned Premiums	$44.9	$43.8	$43.3	$41.1	$42.0	$39.5	$39.1	$132.0	$120.6
Net Investment Income	1.5	1.6	1.5	1.2	1.3	1.4	1.3	4.6	4.0
Other Income	0.3	—	0.1	—	0.1	—	0.1	0.4	0.2
Total Revenues	46.7	45.4	44.9	42.3	43.4	40.9	40.5	137.0	124.8
Policyholders’ Benefits and Incurred Losses and LAE	23.5	24.1	25.2	22.8	22.9	21.8	21.2	72.8	65.9
Insurance Expenses	19.7	19.7	19.5	19.2	17.6	17.6	17.3	58.9	52.5
Operating Profit	3.5	1.6	0.2	0.3	2.9	1.5	2.0	5.3	6.4
Income Tax Expense	(1.0)	(0.3)	(0.1)	(0.1)	(1.2)	(0.5)	(0.7)	(1.4)	(2.4)
Total Product Line Net Operating Income	$2.5	$1.3	$0.1	$0.2	$1.7	$1.0	$1.3	$3.9	$4.0

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Results of Operations
Earned Premiums	$17.6	$17.8	$17.6	$17.8	$18.2	$18.4	$18.2	$53.0	$54.8
Net Investment Income	0.6	0.5	0.5	0.6	0.5	0.6	0.3	1.6	1.4
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	18.2	18.3	18.1	18.4	18.7	19.0	18.5	54.6	56.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.9	4.5	5.1	4.4	3.9	4.8	4.7	15.5	13.4
Catastrophe Losses and LAE	0.4	1.1	0.2	—	3.3	0.8	1.8	1.7	5.9
Prior Years:
Non-catastrophe Losses and LAE	0.6	0.1	0.9	—	0.1	0.1	0.2	1.6	0.4
Catastrophe Losses and LAE	(0.1)	—	0.1	(0.2)	0.2	0.2	0.3	—	0.7
Total Incurred Losses and LAE	6.8	5.7	6.3	4.2	7.5	5.9	7.0	18.8	20.4
Insurance Expenses	7.9	8.5	7.0	8.0	7.9	8.7	8.0	23.4	24.6
Operating Profit	3.5	4.1	4.8	6.2	3.3	4.4	3.5	12.4	11.2
Income Tax Expense	(0.9)	(0.8)	(1.0)	(2.2)	(1.0)	(1.5)	(1.2)	(2.7)	(3.7)
Total Product Line Net Operating Income	$2.6	$3.3	$3.8	$4.0	$2.3	$2.9	$2.3	$9.7	$7.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	33.5%	25.2%	29.0%	24.7%	21.5%	26.2%	25.9%	29.3%	24.4%
Current Year Catastrophe Losses and LAE Ratio	2.3	6.2	1.1	—	18.1	4.3	9.9	3.2	10.8
Prior Years Non-catastrophe Losses and LAE Ratio	3.4	0.6	5.1	—	0.5	0.5	1.1	3.0	0.7
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	—	0.6	(1.1)	1.1	1.1	1.6	—	1.3
Total Incurred Loss and LAE Ratio	38.6	32.0	35.8	23.6	41.2	32.1	38.5	35.5	37.2
Insurance Expense Ratio	44.9	47.8	39.8	44.9	43.4	47.3	44.0	44.2	44.9
Combined Ratio	83.5%	79.8%	75.6%	68.5%	84.6%	79.4%	82.5%	79.7%	82.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	33.5%	25.2%	29.0%	24.7%	21.5%	26.2%	25.9%	29.3%	24.4%
Insurance Expense Ratio	44.9	47.8	39.8	44.9	43.4	47.3	44.0	44.2	44.9
Underlying Combined Ratio	78.4%	73.0%	68.8%	69.6%	64.9%	73.5%	69.9%	73.5%	69.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	78.4%	73.0%	68.8%	69.6%	64.9%	73.5%	69.9%	73.5%	69.3%
Current Year Catastrophe Losses and LAE Ratio	2.3	6.2	1.1	—	18.1	4.3	9.9	3.2	10.8
Prior Years Non-catastrophe Losses and LAE Ratio	3.4	0.6	5.1	—	0.5	0.5	1.1	3.0	0.7
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	—	0.6	(1.1)	1.1	1.1	1.6	—	1.3
Combined Ratio as Reported	83.5%	79.8%	75.6%	68.5%	84.6%	79.4%	82.5%	79.7%	82.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Insurance Expenses:
Commissions	$166.6	$123.1	$110.3	$105.1	$109.6	$109.0	$101.9	$400.0	$320.5
General Expenses	164.0	42.9	45.7	46.0	50.2	48.3	49.6	252.6	148.1
Taxes, Licenses and Fees	22.8	16.1	14.5	12.4	13.8	13.4	13.2	53.4	40.4
Total Costs Incurred	353.4	182.1	170.5	163.5	173.6	170.7	164.7	706.0	509.0
Policy Acquisition Costs:
Deferred	(156.1)	(106.1)	(96.5)	(89.3)	(91.6)	(87.2)	(83.5)	(358.7)	(262.3)
Amortized	98.2	93.7	85.8	83.7	80.4	78.6	75.6	277.7	234.6
Net Policy Acquisition Costs Deferred	(57.9)	(12.4)	(10.7)	(5.6)	(11.2)	(8.6)	(7.9)	(81.0)	(27.7)
Amortization of Insurance in Force	0.5	1.5	0.3	1.2	1.3	1.4	1.2	2.3	3.9
Insurance Expenses	296.0	171.2	160.1	159.1	163.7	163.5	158.0	627.3	485.2
Interest and Other Expenses:
Interest Expense	13.4	8.0	7.9	8.0	7.8	8.3	10.8	29.3	26.9
Other Expenses:
Loss on Cash Flow Hedge	(0.2)	—	0.2	—	—	1.1	—	—	1.1
Acquisition Related Transaction, Integration and Other Costs	28.2	3.6	6.2	—	—	—	—	38.0	—
Other	20.3	14.1	14.7	13.5	10.4	12.0	8.7	49.1	31.1
Other Expenses	48.3	17.7	21.1	13.5	10.4	13.1	8.7	87.1	32.2
Interest and Other Expenses	61.7	25.7	29.0	21.5	18.2	21.4	19.5	116.4	59.1
Total Expenses	$357.7	$196.9	$189.1	$180.6	$181.9	$184.9	$177.5	$743.7	$544.3

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Sep 30, 2018	Sep 30, 2017
Net Investment Income
Interest on Fixed Income Securities	$70.6	$64.4	$62.4	$62.6	$61.8	$62.1	$60.1	$197.4	$184.0
Dividends on Equity Securities Excluding Alternative Investments	2.5	2.6	1.9	2.3	2.6	2.3	2.1	7.0	7.0
Alternative Investments:
Equity Method Limited Liability Investments	(0.4)	1.4	7.1	2.9	11.1	4.0	6.8	8.1	21.9
Fair Value Option Investments	—	—	—	0.3	0.5	(0.6)	1.1	—	1.0
Limited Liability Investments Included in Equity Securities	13.7	5.2	3.9	9.9	5.9	5.4	7.4	22.8	18.7
Total Alternative Investments	13.3	6.6	11.0	13.1	17.5	8.8	15.3	30.9	41.6
Short-term Investments	2.3	1.2	0.8	0.6	0.5	0.2	0.3	4.3	1.0
Real Estate	2.4	2.4	2.4	2.4	2.6	2.8	2.9	7.2	8.3
Loans to Policyholders	5.5	5.5	5.5	5.9	4.9	5.3	5.5	16.5	15.7
Other	0.2	0.4	—	0.3	0.1	0.1	—	0.6	0.2
Total Investment Income	96.8	83.1	84.0	87.2	90.0	81.6	86.2	263.9	257.8
Investment Expenses:
Real Estate	2.6	2.6	2.3	2.8	2.6	2.5	2.6	7.5	7.7
Other Investment Expenses	2.2	2.1	2.5	1.8	1.5	2.0	2.0	6.8	5.5
Total Investment Expenses	4.8	4.7	4.8	4.6	4.1	4.5	4.6	14.3	13.2
Net Investment Income	$92.0	$78.4	$79.2	$82.6	$85.9	$77.1	$81.6	$249.6	$244.6
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$5.9	$1.2	$4.1	$1.1	$2.4	$3.5	$1.4	$11.2	$7.3
Losses on Sales	(2.5)	(1.9)	(2.1)	(0.5)	—	(0.2)	(0.2)	(6.5)	(0.4)
Equity Securities:
Gains on Sales	0.2	4.6	0.6	10.9	3.9	18.3	8.9	5.4	31.1
Losses on Sales	—	—	—	—	—	—	—	—	—
Real Estate:
Gains on Sales	—	—	—	—	1.6	4.7	0.1	—	6.4
Other Investments:
Gains on Sales	—	—	—	0.1	—	—	—	—	—
Losses on Sales	—	(0.1)	—	—	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains (Losses)	—	—	—	(0.1)	0.2	0.2	0.3	—	0.7
Net Realized Gains on Sales of Investments	$3.6	$3.8	$2.6	$11.5	$8.1	$26.4	$10.5	$10.0	$45.0
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(0.2)	$—	$(0.3)	$(2.3)	$(2.9)	$(2.2)	$(4.7)	$(0.5)	$(9.8)
Equity Securities	(1.6)	—	(0.2)	(1.5)	—	(0.4)	(0.3)	(1.8)	(0.7)
Net Impairment Losses Recognized in Earnings	$(1.8)	$—	$(0.5)	$(3.8)	$(2.9)	$(2.6)	$(5.0)	$(2.3)	$(10.5)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Sep 30, 2018		Dec 31, 2017		Dec 31, 2016
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$858.9	10.4%	$556.1	8.2%	$336.3	5.1%
States and Political Subdivisions	1,533.5	18.6	1,701.8	25.0	1,714.9	26.0
Foreign Governments	5.7	0.1	3.2	—	3.4	0.1
Corporate Securities:
Bonds and Notes	3,222.5	39.1	2,980.6	43.8	2,944.8	44.6
Redeemable Preferred Stocks	—	—	0.1	—	0.6	—
Collaterized Loan Obligations	472.1	5.7	139.8	2.1	122.8	1.9
Other Mortgage- and Asset-backed	15.9	0.2	1.1	—	2.1	—
Total Fixed Maturities Reported at Fair Value	6,108.6	74.1	5,382.7	79.1	5,124.9	77.7
Equity Securities Reported at Fair Value:
Preferred Stocks	51.7	0.6	78.8	1.2	82.5	1.2
Common Stocks	103.1	1.3	24.8	0.4	45.2	0.7
Other Equity Interests:
Exchange Traded Funds	458.8	5.6	219.5	3.2	151.1	2.3
Limited Liability Companies and Limited Partnerships	202.2	2.5	202.9	3.0	202.9	3.1
Total Equity Securities Reported at Fair Value	815.8	9.9	526.0	7.7	481.7	7.3
Equity Securities Reported at Modified Cost:
Preferred Stocks	10.8	0.1	—	—	—	—
Common Stocks	11.7	0.1	—	—	—	—
Limited Liability Companies and Limited Partnerships	28.4	0.3	—	—	—	—
Total Equity Securities Reported at Modified Cost	50.9	0.5	—	—	—	—
Equity Method Limited Liability Investments	170.0	2.1	161.0	2.4	175.9	2.7
Fair Value Option Investments	—	—	77.5	1.1	111.4	1.7
Short-term Investments at Cost which Approximates Fair Value	688.5	8.3	235.5	3.5	273.7	4.1
Other Investments:
Loans to Policyholders at Unpaid Principal	298.0	3.6	298.6	4.4	294.2	4.5
Real Estate at Depreciated Cost	114.8	1.4	116.8	1.7	140.2	2.1
Trading Securities at Fair Value	—	—	6.7	0.1	5.3	0.1
Other	—	—	0.1	—	0.2	—
Total Other Investments	412.8	5.0	422.2	6.2	439.9	6.7
Total Investments	$8,246.6	100.0%	$6,804.9	100.0%	$6,607.5	100.0%

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Details of Invested Assets (continued) (Dollars in Millions) (Unaudited)

	Sep 30, 2018		Dec 31, 2017		Dec 31, 2016
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,983.6	65.2%	$3,481.8	64.7%	$3,280.4	64.0%
BBB	1,621.8	26.5	1,335.2	24.8	1,338.2	26.1
BB, B	325.9	5.3	357.2	6.6	321.6	6.3
CCC or Lower	177.3	2.9	208.5	3.9	184.7	3.6
Total Investments in Fixed Maturities	$6,108.6	100.0%	$5,382.7	100.0%	$5,124.9	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	5.8		6.2		6.3

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Sep 30, 2018		Dec 31, 2017		Dec 31, 2016
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,237.2	15.0%	$1,168.8	17.2%	$1,227.8	18.6%
Finance, Insurance and Real Estate	1,218.8	14.8	780.2	11.5	742.6	11.2
Services	439.0	5.3	453.3	6.7	391.6	5.9
Transportation, Communication and Utilities	385.9	4.7	353.7	5.2	364.1	5.5
Mining	167.5	2.0	163.5	2.4	157.2	2.4
Retail Trade	148.2	1.8	102.6	1.5	101.9	1.5
Wholesale Trade	87.2	1.1	81.3	1.2	69.2	1.0
Agriculture, Forestry and Fishing	13.9	0.2	14.5	0.2	14.4	0.2
Other	12.8	0.2	3.7	0.1	1.5	—
Total Fair Value of Non-governmental Fixed Maturities	$3,710.5	45.1%	$3,121.6	46.0%	$3,070.3	46.3%

	Sep 30, 2018
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$109.7	1.3%
Georgia	81.0	1.0
Michigan	80.1	1.0
Colorado	75.2	0.9
Louisiana	68.7	0.8
Virginia	61.7	0.7
California	60.2	0.7
Equity Securities—Other Equity Interests:
Vanguard World Stock ETF	90.3	1.1
iShares® Core MSCI Total International Stock ETF	79.1	1.0
Vanguard Total Stock Market ETF	64.8	0.8
Total	$770.8	9.3%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at September 30, 2018.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Sep 30, 2018
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$7.4	$17.3	$85.0	$109.7	7.2%	1.3%
Georgia	50.4	5.1	25.5	81.0	5.3	1.0
Michigan	36.8	—	43.3	80.1	5.2	1.0
Colorado	—	14.6	60.6	75.2	4.9	0.9
Louisiana	41.5	7.9	19.3	68.7	4.5	0.8
Virginia	24.9	18.6	18.2	61.7	4.0	0.7
California	6.9	9.4	43.9	60.2	3.9	0.7
Washington	14.2	0.3	43.4	57.9	3.8	0.7
New York	6.0	2.6	44.5	53.1	3.5	0.6
Ohio	5.8	—	42.8	48.6	3.2	0.6
Massachusetts	2.6	1.4	43.8	47.8	3.1	0.6
Florida	28.0	—	13.6	41.6	2.7	0.5
Oregon	35.6	—	3.3	38.9	2.5	0.5
Wisconsin	24.5	6.8	6.2	37.5	2.4	0.5
Indiana	—	1.4	34.3	35.7	2.3	0.4
Pennsylvania	11.0	2.5	21.1	34.6	2.3	0.4
Minnesota	—	0.4	32.0	32.4	2.1	0.4
Maryland	2.6	20.4	6.1	29.1	1.9	0.4
Nevada	20.4	7.8	—	28.2	1.8	0.3
North Carolina	0.9	2.5	23.9	27.3	1.8	0.3
South Carolina	18.1	2.9	5.3	26.3	1.7	0.3
New Mexico	—	—	25.6	25.6	1.7	0.3
New Jersey	—	—	24.7	24.7	1.6	0.3
Iowa	—	—	24.1	24.1	1.6	0.3
Illinois	—	—	23.2	23.2	1.5	0.3
Connecticut	22.8	—	—	22.8	1.5	0.3
Tennessee	7.5	7.3	7.5	22.3	1.5	0.3
Arkansas	22.2	—	—	22.2	1.4	0.3
District Of Columbia	—	4.7	17.1	21.8	1.4	0.3
Arizona	—	0.8	20.5	21.3	1.4	0.3
Utah	0.7	—	19.9	20.6	1.3	0.2
Rhode Island	4.7	—	15.4	20.1	1.3	0.2
Delaware	10.5	—	9.4	19.9	1.3	0.2
Missouri	—	—	19.9	19.9	1.3	0.2
Hawaii	19.6	—	—	19.6	1.3	0.2
Alaska	1.8	2.8	14.4	19.0	1.2	0.2
Nebraska	—	6.9	11.5	18.4	1.2	0.2
Mississippi	15.7	—	1.7	17.4	1.1	0.2
Kentucky	—	—	15.6	15.6	1.0	0.2
All Other States	5.0	1.9	72.5	79.4	5.2	1.0
Total	$448.1	$146.3	$939.1	$1,533.5	100.0%	18.6%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Sep 30, 2018	Sep 30, 2018	Dec 31, 2017
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$55.6	$86.9	$73.0
Senior Debt	22.1	7.8	4.8
Distressed Debt	—	36.7	47.5
Secondary Transactions	18.7	21.8	20.6
Leveraged Buyout	—	4.2	3.3
Growth Equity	—	5.3	5.7
Other	—	7.3	6.1
Total Equity Method Limited Liability Investments	96.4	170.0	161.0
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	95.6	112.1	102.2
Senior Debt	30.6	33.6	35.5
Distressed Debt	3.0	14.7	16.6
Secondary Transactions	10.3	9.9	8.9
Hedge Funds	—	22.6	—
Leveraged Buyout	3.1	4.0	6.3
Real Estate	—	—	—
Other	6.8	5.3	33.4
Total Reported as Other Equity Interests at Fair Value	149.4	202.2	202.9
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	—	1.5	—
Other	0.1	26.9	—
Total Reported as Other Equity Interests at Modified Cost	0.1	28.4	—
Reported as Fair Value Option Investments:
Hedge Funds	—	—	77.5
Total Investments in Limited Liability Companies and Limited Partnerships	$245.9	$400.6	$441.4

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Income (Loss) from Change in Fair Value of Equity Securities;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Loss from Early Extinguishment of Debt; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Net Impairment Losses Recognized in Earnings related to investments, and Income (Loss) from Change in Fair Value of Equity Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Adjusted Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended					Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018	Sep 30, 2017
Adjusted Consolidated Net Operating Income (Loss)	$104.5	$36.5	$57.5	$31.0	$44.4	$198.5	$61.5
Net Income (Loss) From:
Income from Change in Fair Value of Equity Securities	8.7	0.3	0.6	—	—	9.6	—
Net Realized Gains on Sales of Investments	2.8	3.0	2.1	7.4	5.3	7.9	29.3
Net Impairment Losses Recognized in Earnings	(1.4)	—	(0.4)	(2.5)	(1.9)	(1.8)	(6.8)
Acquisition Related Transaction and Integration Costs	(22.3)	(2.3)	(6.2)	—	—	(30.8)	—
Income (Loss) from Continuing Operations	$92.3	$37.5	$53.6	$35.9	$47.8	$183.4	$84.0

Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic to Income (Loss) from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended					Nine Months Ended
(Unaudited)	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Sep 30, 2018	Sep 30, 2017
Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share	$1.61	$0.70	$1.11	$0.60	$0.85	$3.53	$1.19
Net Income (Loss) Per Unrestricted Share From:
Income from Change in Fair Value of Equity Securities	0.13	0.01	0.01	—	—	0.17	—
Net Realized Gains on Sales of Investments	0.04	0.06	0.04	0.14	0.10	0.14	0.57
Net Impairment Losses Recognized in Earnings	(0.02)	—	(0.01)	(0.05)	(0.03)	(0.03)	(0.13)
Acquisition Related Transaction and Integration Costs	(0.34)	(0.04)	(0.12)	—	—	(0.55)	—
Income (Loss) from Continuing Operations Per Unrestricted Share	$1.42	$0.73	$1.03	$0.69	$0.92	$3.26	$1.63

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

Kemper Corporation
As Adjusted for Acquisition Non-GAAP Financial Measure

As Adjusted for Acquisition amounts are non-GAAP financial measures. For the three months ended September 30, 2018, as adjusted amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. For the nine months ended September 30, 2018, as adjusted amounts are computed by adding the historical results of Infinity, the acquired company, for the six months ended June 30, 2018 and subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. For the three months ended September 30, 2017, as adjusted amounts are computed by adding the historical results of Infinity reported on a GAAP basis to the comparable consolidated GAAP financial measure reported by Kemper.The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisition - Consolidated Statements of Operations
(Dollars in Millions)
(Unaudited)

	Three Months Ended				Nine Months Ended
	Sep 30, 2018			Sep 30, 2017	Sep 30, 2018				Sep 30, 2017
	As Reported	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]	As Reported	Legacy Infinity[2]	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]
Revenues:
Earned Premiums	$1,052.9	$—	$1,052.9	$943.2	$2,320.8	$728.2	$—	$3,049.0	$2,769.6
Net Investment Income	92.0	—	92.0	95.7	249.6	21.6	—	271.2	272.1
Other Income	37.8	—	37.8	1.3	40.2	0.9	—	41.1	3.9
Income from Change in Fair Value of Equity Securities	11.0	—	11.0	—	12.1	—	—	12.1	—
Net Realized Gains on Sales of Investments	3.6	—	3.6	7.7	10.0	(3.7)	—	6.3	47.0
Other-than-temporary Impairment Losses:						$—			$—
Total Other-than-temporary Impairment Losses	(1.8)	—	(1.8)	(2.9)	(2.3)	(0.7)	—	(3.0)	(10.8)
Portion of Losses Recognized in Other Comprehensive Income	—	—	—	—	—	0.3	—	0.3	0.3
Net Impairment Losses Recognized in Earnings	(1.8)	—	(1.8)	(2.9)	(2.3)	(0.4)	—	(2.7)	(10.5)
Total Revenues	1,195.5	—	1,195.5	1,045.0	2,630.4	746.6	—	3,377.0	3,082.1
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	757.3	2.5	754.8	703.3	1,693.7	539.8	2.5	2,231.0	2,172.4
Insurance Expenses	296.0	47.9	248.1	228.7	627.3	133.6	47.9	713.0	676.2
Interest and Other Expenses	61.7	(0.4)	62.1	23.0	116.4	12.8	(0.4)	129.6	73.3
Total Expenses	1,115.0	50.0	1,065.0	955.0	2,437.4	686.2	50.0	3,073.6	2,921.9
Income (Loss) from Continuing Operations before Income Taxes	80.5	(50.0)	130.5	90.0	193.0	60.4	(50.0)	303.4	160.2
Income Tax Benefit (Expense)	11.8	10.5	1.3	(27.2)	(9.6)	(12.5)	10.5	(32.6)	(45.5)
Income (Loss) from Continuing Operations	92.3	(39.5)	131.8	62.8	183.4	47.9	(39.5)	270.8	114.7
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	(0.2)	—	(0.2)	(0.1)	0.2	—	—	0.2	—
Income Tax Expense	0.1	—	0.1	—	—	—	—	—	—
Income (Loss) from Discontinued Operations	(0.1)	—	(0.1)	(0.1)	0.2	—	—	0.2	—
Net Income (Loss)	$92.2	$(39.5)	$131.7	$62.7	$183.6	$47.9	$(39.5)	$271.0	$114.7

1 As Adjusted is a non-GAAP measure, which is computed by excluding the impact of purchase accounting and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 35.

[2] Legacy Infinity represents results for the period January 1, 2018 through June 30, 2018, when Infinity was not consolidated by Kemper.

Kemper Corporation
As Adjusted for Acquisition - Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended				Nine Months Ended
	Sep 30, 2018			Sep 30, 2017	Sep 30, 2018				Sep 30, 2017
	As Reported	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]	As Reported	Legacy Infinity[2]	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]
Results of Operations
Net Premiums Written	$931.0	$—	$931.0	$825.7	$1,956.8	$817.1	$—	$2,773.9	$2,387.2
Earned Premiums	895.2	—	895.2	788.5	1,851.5	728.2	—	2,579.7	2,308.6
Net Investment Income	34.0	—	34.0	35.4	79.4	17.5	—	96.9	94.1
Other Income	0.9	—	0.9	0.8	1.6	0.9	—	2.5	1.9
Total Revenues	930.1	—	930.1	824.7	1,932.5	746.6	—	2,679.1	2,404.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	644.2	2.5	641.7	565.4	1,325.7	550.7	2.5	1,873.9	1,731.0
Catastrophe Losses and LAE	19.7	—	19.7	44.8	69.6	1.5	—	71.1	146.4
Prior Years:
Non-catastrophe Losses and LAE	(3.5)	—	(3.5)	(2.6)	4.9	(12.3)	—	(7.4)	5.7
Catastrophe Losses and LAE	(0.2)	—	(0.2)	(1.2)	(7.7)	(0.2)	—	(7.9)	(4.3)
Total Incurred Losses and LAE	660.2	2.5	657.7	606.4	1,392.5	539.7	2.5	1,929.7	1,878.8
Insurance Expenses	234.0	47.9	186.1	162.7	441.4	133.6	47.9	527.1	478.4
Other Expenses	1.7	—	1.7	0.4	1.7	1.1	—	2.8	0.8
Operating Profit (Loss)	34.2	(50.4)	84.6	55.2	96.9	72.2	(50.4)	219.5	46.6
Income Tax Benefit (Expense)	(6.0)	10.6	(16.6)	(15.6)	(17.5)	(15.4)	10.6	(43.5)	(6.9)
Segment Net Operating Income (Loss)	$28.2	$(39.8)	$68.0	$39.6	$79.4	$56.8	$(39.8)	$176.0	$39.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.9%	—%	71.7%	71.7%	71.5%	75.6%	—%	72.6%	75.1%
Current Year Catastrophe Losses and LAE Ratio	2.2	—	2.2	5.7	3.8	0.2	—	2.8	6.3
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	—	(0.4)	(0.3)	0.3	(1.7)	—	(0.3)	0.2
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.2)	(0.4)	—	—	(0.3)	(0.2)
Total Incurred Loss and LAE Ratio	73.7	—	73.5	76.9	75.2	74.1	—	74.8	81.4
Insurance Expense Ratio	26.1	—	20.8	20.6	23.8	18.3	—	20.4	20.7
Combined Ratio	99.8%	—%	94.3%	97.5%	99.0%	92.4%	—%	95.2%	102.1%
Underlying Combined Ratio
Current Year Non-catastrophe Losses and LAE Ratio	71.9%	—%	71.7%	71.7%	71.5%	75.6%	—%	72.6%	75.1%
Insurance Expense Ratio	26.1	—	20.8	20.6	23.8	18.3	—	20.4	20.7
Underlying Combined Ratio	98.0%	—%	92.5%	92.3%	95.3%	93.9%	—%	93.0%	95.8%

1 As Adjusted is a non-GAAP measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 35.

[2] Legacy Infinity represents results for the period January 1, 2018 through June 30, 2018, when Infinity was not consolidated by Kemper.

Kemper Corporation
Property & Casualty Insurance Segment
As Adjusted for Acquisition - Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended				Nine Months Ended
	Sep 30, 2018			Sep 30, 2017	Sep 30, 2018				Sep 30, 2017
	As Reported	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]	As Reported	Legacy Infinity[2]	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]
Results of Operations
Net Premiums Written	$679.1	$—	$679.1	$581.5	$1,309.4	$724.5	$—	$2,033.9	$1,671.7
Earned Premiums	655.3	—	655.3	553.9	1,229.0	646.8	—	1,875.8	1,612.3
Net Investment Income	15.9	—	15.9	15.0	32.7	13.9	—	46.6	41.7
Other Income	0.9	—	0.9	0.3	1.5	—	—	1.5	0.8
Total Revenues	672.1	—	672.1	569.2	1,263.2	660.7	—	1,923.9	1,654.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	485.6	2.0	483.6	408.2	926.2	486.8	2.0	1,411.0	1,266.7
Catastrophe Losses and LAE	1.3	—	1.3	15.5	3.2	1.4	—	4.6	22.5
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	—	(1.1)	(3.0)	3.3	(14.4)	—	(11.1)	(21.1)
Catastrophe Losses and LAE	—	—	—	(0.1)	(0.2)	(0.2)	—	(0.4)	(0.1)
Total Incurred Losses and LAE	485.8	2.0	483.8	420.6	932.5	473.6	2.0	1,404.1	1,268.0
Insurance Expenses	160.8	45.1	115.7	97.5	252.7	119.1	45.1	326.7	282.9
Other Expenses	1.6	—	1.6	—	1.6	—	—	1.6	—
Operating Profit (Loss)	23.9	(47.1)	71.0	51.1	76.4	68.0	(47.1)	191.5	103.9
Income Tax Benefit (Expense)	(4.5)	9.9	(14.4)	(16.2)	(15.0)	(14.7)	9.9	(39.6)	(31.6)
Segment Net Operating Income (Loss)	$19.4	$(37.2)	$56.6	$34.9	$61.4	$53.3	$(37.2)	$151.9	$72.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.1%	—%	73.8%	73.6%	75.3%	75.2%	—%	75.3%	78.5%
Current Year Catastrophe Losses and LAE Ratio	0.2	—	0.2	2.8	0.3	0.2	—	0.2	1.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	—	(0.2)	(0.5)	0.3	(2.2)	—	(0.6)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	74.1	—	73.8	75.9	75.9	73.2	—	74.9	78.6
Insurance Expense Ratio	24.5	—	17.7	17.6	20.6	18.4	—	17.4	17.5
Combined Ratio	98.6%	—%	91.5%	93.5%	96.5%	91.6%	—%	92.3%	96.1%
Underlying Combined Ratio
Current Year Non-catastrophe Losses and LAE Ratio	74.1%	—%	73.8%	73.6%	75.3%	75.2%	—%	75.3%	78.5%
Insurance Expense Ratio	24.5	—	17.7	17.6	20.6	18.4	—	17.4	17.5
Underlying Combined Ratio	98.6%	—%	91.5%	91.2%	95.9%	93.6%	—%	92.7%	96.0%

1 As Adjusted is a non-GAAP measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 35.

[2] Legacy Infinity represents results for the period January 1, 2018 through June 30, 2018, when Infinity was not consolidated by Kemper.

Kemper Corporation
Property & Casualty Insurance Segment
As Adjusted for Acquisition - Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended				Nine Months Ended
	Sep 30, 2018			Sep 30, 2017	Sep 30, 2018				Sep 30, 2017
	As Reported	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]	As Reported	Legacy Infinity[2]	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]
Results of Operations
Net Premiums Written	$56.3	$—	$56.3	$49.9	$83.3	$92.6	$—	$175.9	$162.3
Earned Premiums	55.9	—	55.9	50.7	80.6	81.5	—	162.1	148.2
Net Investment Income	3.1	—	3.1	3.3	5.8	3.6	—	9.4	8.9
Other Income	—	—	—	0.1	0.1	—	—	0.1	0.1
Total Revenues	59.0	—	59.0	54.1	86.5	85.1	—	171.6	157.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	42.0	0.5	41.5	40.9	60.9	63.9	0.5	124.3	116.4
Catastrophe Losses and LAE	0.1	—	0.1	1.3	0.5	0.2	—	0.7	2.0
Prior Years:
Non-catastrophe Losses and LAE	(0.5)	—	(0.5)	(0.4)	(1.3)	2.1	—	0.8	6.1
Catastrophe Losses and LAE	—	—	—	(0.1)	(0.1)	—	—	(0.1)	(0.1)
Total Incurred Losses and LAE	41.6	0.5	41.1	41.7	60.0	66.2	0.5	125.7	124.4
Insurance Expenses	16.0	2.8	13.2	10.2	21.0	14.5	2.8	32.7	28.9
Other Expenses	0.1	—	0.1	—	0.1	—	—	0.1	—
Operating Profit (Loss)	1.3	(3.3)	4.6	2.2	5.4	4.4	(3.3)	13.1	3.9
Income Tax Benefit (Expense)	(0.5)	0.7	(1.2)	(0.5)	(1.3)	(0.8)	0.7	(2.8)	(0.7)
Segment Net Operating Income (Loss)	$0.8	$(2.6)	$3.4	$1.7	$4.1	$3.6	$(2.6)	$10.3	$3.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.1%	—%	74.2%	80.6%	75.5%	78.4%	—%	76.7%	78.6%
Current Year Catastrophe Losses and LAE Ratio	0.2	—	0.2	2.6	0.6	0.2	—	0.4	1.3
Prior Years Non-catastrophe Losses and LAE Ratio	(0.9)	—	(0.9)	(0.8)	(1.6)	2.6	—	0.5	4.1
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.2)	(0.1)	—	—	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	74.4	—	73.5	82.2	74.4	81.2	—	77.5	83.9
Insurance Expense Ratio	28.6	—	23.6	20.1	26.1	17.8	—	20.2	19.5
Combined Ratio	103.0%	—%	97.1%	102.3%	100.5%	99.0%	—%	97.7%	103.4%
Underlying Combined Ratio
Current Year Non-catastrophe Losses and LAE Ratio	75.1%	—%	74.2%	80.6%	75.5%	78.4%	—%	76.7%	78.6%
Insurance Expense Ratio	28.6	—	23.6	20.1	26.1	17.8	—	20.2	19.5
Underlying Combined Ratio	103.7%	—%	97.8%	100.7%	101.6%	96.2%	—%	96.9%	98.1%

1 As Adjusted is a non-GAAP measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 35.

[2] Legacy Infinity represents results for the period January 1, 2018 through June 30, 2018, when Infinity was not consolidated by Kemper.